Trade and other receivables, net	12 Months Ended
Dec. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
Trade and other receivables, net
Trade and other receivables, net

	2019	2018
Non-current
Advances to suppliers	723	2,343
Income tax credits	5,240	4,429
Non-income tax credits (i)	16,895	15,998
Judicial deposits	2,596	2,908
Receivable from disposal of subsidiary	17,047	10,944
Other receivables	2,492	2,198
Non-current portion	44,993	38,820
Current
Trade receivables	55,271	60,167
Receivables from related parties (Note 33)	—	8,337
Less: Allowance for trade receivables	(3,773)	(2,503)
Trade receivables – net	51,498	66,001
Prepaid expenses	12,521	9,396
Advances to suppliers	14,417	43,365
Income tax credits	1,059	2,560
Non-income tax credits (i)	33,363	28,232
Receivable from disposal of subsidiary (Note 22)	5,716	3,709
Cash collateral	23	1,505
Receivables from related parties (Note 33)	—	324
Other receivables	8,741	3,594
Subtotal	75,840	92,685
Current portion	127,338	158,686
Total trade and other receivables, net	172,331	197,506

(i) Includes US$ 226 (2018: US$ 575) reclassified from property, plant and equipment.

The fair values of current trade and other receivables approximate their respective carrying amounts due to their short-term nature. The fair values of non-current trade and other receivables approximate their carrying amount, as the impact of discounting is not significant.

The carrying amounts of the Group’s trade and other receivables are denominated in the following currencies (expressed in U.S. Dollars):

	2019	2018
Currency
U.S. Dollar	37,131	52,342
Argentine Peso	45,520	42,896
Uruguayan Peso	999	534
Brazilian Reais	88,681	101,734
	172,331	197,506

As of December 31, 2019 trade receivables of US$ 11,284 (2018: US$ 5,052) were past due but not impaired. The ageing analysis of these receivables indicates that US$ 381 and US$ 318 are over 6 months in December 31, 2019 and 2018, respectively.

Since January 1, 2018, for trade receivables, the Company applies the simplified approach permitted by IFRS 9, which requires expected lifetime losses to be recognized from initial recognition of the receivables.

Until December 31, 2017 the Group recognized an allowance for trade receivables when there was objective evidence that the Group would not be able to collect all amounts due according to the original terms of the receivables.

Delinquency in payments was an indicator that a receivable may be impaired. However, management considers all available evidence in determining when a receivable is impaired. Generally, trade receivables, which are more than 180 days past due are fully provided for. However, certain receivables 180+ days overdue are not provided for based on a case-by-case analysis of credit quality analysis. Furthermore, receivables, which are not 180+ days overdue, may be provided for if specific analysis indicates a potential impairment.

Movements on the Group’s allowance for trade receivables are as follows:

	2019	2018	2017
At January 1	2,503	1,002	643
Charge of the year	3,656	2,468	758
Acquisition of subsidiary	46	—	—
Unused amounts reversed	(1,314)	(237)	(133)
Used during the year	(48)	(281)	(193)
Exchange differences	(1,070)	(449)	(73)
At December 31	3,773	2,503	1,002

The creation and release of allowance for trade receivables have been included in “Selling expenses” in the statement of income. Amounts charged to the allowance account are generally written off, when there is no expectation of recovering additional cash.

The maximum exposure to credit risk at the reporting date is the carrying value of each class of receivable mentioned above.

As of December 31, 2019, approximately 26% (2018: 89%) of the outstanding unimpaired trade receivables (neither past due not impaired) relate to sales to 24 well-known multinational companies with good credit quality standing, including but not limited to Raizen Combustiveis S.A., Camara de Comercializacao de Energia Electrica CCEE, Establecimientos Las Marias SACIFA, Cofco Resources S.A., Granar S.A., Rodoil Distribuidora de Combustiveis LTDA, among others. Most of these entities or their parent companies are externally credit-rated. The Group reviews these external ratings from credit agencies.

The remaining percentage as of December 31, 2019 and 2018 of the outstanding unimpaired trade receivables (neither past due nor impaired) relate to sales to a dispersed large quantity of customers for which external credit ratings may not be available. However, the total base of customers without an external credit rating is relatively stable.

New customers with less than six months of history with the Group are closely monitored. The Group has not experienced credit problems with these new customers to date. The majority of the customers for which an external credit rating is not available are existing customers with more than six months of history with the Group and with no defaults in the past. A minor percentage of customers may have experienced some non-significant defaults in the past but fully recovered.